Exhibit 99.1 The most efficient and most effective way to allocate capital to multi-family real estate Investor Presentation Avery Row March 2022 Arlington, VA 0

The most efficient and most effective way to allocate capital to multi-family real estate What makes AIR a compelling investment? 1 2 3 Simple, predictable Diversification, focus, Market leading AIR business model and strategy merit a Edge operating low risk premium platform drives earnings growth 4 5 6 Disciplined capital Exceptional Attractive valuation allocation enhances governance and fully FFO growth aligned Management 1

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Q4 2021 & Recent Highlights

Operations

- **Momentum continued into Q1 2022 with February same-store occupancy of 98.3%, and signed leases up 13.4% on a blended basis**
  - Similarly strong momentum at City Center on 7th and our newly acquired DC Portfolio where February signed blended rent increases were ~44% and ~28%, respectively
  - Low teens loss-to-lease across the portfolio provides tailwinds for 2022
- **Affirmed 2022 pro forma FFO per share guidance at $2.40 (midpoint) with our Q4 2021 earnings release, up 12% from 2021**

Portfolio Enhancement

- **Acquired a ~1,400 apartment home portfolio in the Washington, DC market for $510M (the "DC Portfolio")**
  - Projecting a 4.3% NOI yield in 2022 increasing to ~6% by Year 3 with a long-term IRR of ~9%
- **$1.4B of property sales with another $297M under contract**
  - Pricing reflects an implied NOI cap rate of 4.3%, FCF cap rate of 4.0%, and long-term expected IRR of ~6%
  - ~15% premium to estimated 2020 FMV pre-COVID

Balance Sheet

- **De-leveraging complete with Net Leverage to EBITDA of 5.3x(1)**

Corporate Responsibility

- **Continued refreshment of the Board with the election of Tom Bohjalian, Kristin Finney-Cooke, and Maggie Paláu-Hernández**
- **CEO reduced compensation by $2.5M to ensure G&A target of 15 bps of GAV achieved in 2021**
- **21% improvement on GRESB in 2021**
  - Perfect score on 'social' metrics, and near perfect on 'governance'



City Center on 7th
Pembroke Pines, FL



North Park
Chevy Chase, MD



Vaughan Place
Washington, DC



Huntington Gateway
Alexandria, VA



Capital Crescent
Bethesda, MD

(1) Metric pro forma for (i) $507M of January sales and (ii) the planned use of net proceeds from five properties under contract for $267M. Net Leverage is adjusted for the $534M note receivable from AIV.

2

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

What makes AIR a compelling investment?

1	**Simple, predictable business model**	• High quality, stabilized multi-family portfolio with focus on the same for external growth; no development • Emphasis on productivity: (i) the AIR Edge and (ii) G&A less than 15 bps of GAV increase organic growth • Low debt
2	**Diversification, focus, and strategy merit a low risk premium**	• Diversified by geography, location (urban vs. suburban), and price point, in high quality markets where demand generates continued organic growth • Focus on stable communities with great residents produces high retention, and revenue stability • Attractive growth profile with limited operating and financial risk
3	**Market leading AIR Edge operating platform drives earnings growth**	• Peer-leading[1] track record of cost control with (i) flat onsite controllable operating expenses and (ii) G&A no more than 15 bps of GAV • Durable NOI margin advantage compounds over time, driving peer-leading[1] flow-through with ~410 bps of incremental cash flow conversion
4	**Disciplined capital allocation enhances FFO growth**	• Substantial spread (~200 bps+) over our weighted average cost of capital required for all investments – Recent investments underwritten at ~8-10% unlevered IRRs compare to 2021 property sales at a long-term expected IRRs of ~6% • Developing access to the full spectrum of debt and equity capital, both public and private, for broadest choice with respect to the lowest WACC – Anticipate funding near-term growth through property sales and/or JVs given current trading levels
5	**Exceptional governance and fully aligned Management**	• Refreshed Board with diverse and relevant expertise; average independent director tenure of 3.5 years • "At risk" compensation aligns CEO and Management in driving value for shareholders
6	**Attractive valuation**	• Attractive absolute and relative valuation • ~90 bps dividend yield spread to peer[1] average, with favorable tax characteristics

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.

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The most efficient and most effective way to allocate capital to multi-family real estate 1 Simple, predictable business model… Focus on high quality, stabilized multi-family properties Eight core, high quality US markets Clearly articulated view of cost of capital and required returns for external growth No development (1) Organic growth through peer-leading operating efficiency of our AIR Edge Cash flow conversion enhanced by G&A cap at less than 15 bps of GAV Low leverage Target dividend payout ratio at ~75% of FFO 4 (1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.

AIR COMMUNITIES

The most efficient and most effective way to allocate capital to multi-family real estate

② Diversification, and focus on creating stable communities limits operating risk

- **Emphasis on "good neighbor" policies at the core of our offerings, which we enhance with excellent amenities**

- **High quality residents prefer stable communities, can afford higher rents, and reduce costs through renewing**
  - Drives financial stability and NOI margin performance
  - Positive network effect attracts new demand
- **We ask our residents to grade our every interaction to ensure that we are customer-focused**
  - "World class" customer satisfaction ("CSAT")[1] scores of 4.33 (out of 5) *improved* during and through COVID
  - TTM retention of 60.3% a record high for AIR
- **Among coastal peers[2], AIR fell less in 2020... and recovered more in 2021**
  - Only REIT among the group to generate positive Same Store Revenue Growth in 2021



CSAT Scores(1)
AIR CSAT Score
Kingsley Index
4.27
4.27
4.30
4.30
4.33
4.06
4.00
4.09
4.12
4.05
2017
2018
2019
2020
2021

*AIR has consistently outperformed the **Kingsley Index**;*
Highly satisfied residents renew at 2x the frequency of less satisfied residents



Year-Over-Year Same Store Revenue Growth (%)(2)
2020
2021
-2.4%
-3.0%
1.8%
1.7%
-1.8%
4.9%
AIR Communities
Coastal Peers
Sunbelt Peers



Lincoln Place
Venice, CA



Park Towne Place
Philadelphia, PA



Preserve at Marin
Corte Madera, CA



Bay Parc
Miami, FL

(1) AIR CSAT score based on ~45K resident responses in 2021. The Kingsley Index is a proprietary index and is the standard for measuring customer satisfaction in the multi-family sector.
(2) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.

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The most efficient and most effective way to allocate capital to multi-family real estate 3 The AIR Edge is our ability to provide exceptional service consistently due to our focus on culture, resident satisfaction, innovative technology, and continuous process improvement • The AIR Edge is a durable operating advantage in driving organic growth, and scalable as our portfolio grows Resident Selection Revenue Management Technology Staffing Capital Improvements • Emphasis on attracting “good • Pricing every unit, every day • Artificial Intelligence (“AI”) • Work allocated to where it is • In depth and regular review of neighbors” which creates based on pipeline of informs decision making most efficient and effective physical property conditions stability in our communities prospective residents, and • Service technology platform • Proprietary in-house rapid • Longstanding local market balancing supply and demand • Specialization of select tasks allows for efficient work order response teams support relationships that ensure within markets leading to better performance, completion and supports teammates both onsite and access to contract labor for example in central review of • Active coordination between integration of robotics offsite • Disciplined offsite underwriting applications, point of sale ID offsite expert revenue • Smart home technology • Specialization leads to better to determine opportune verification, and advanced management and local installed in all units – lowers performance, for example in staging of capital anti-fraud screening property management teams turn, utility, and insurance offsite collections enhancement activity techniques costs, while boosting revenue increasing organic growth Physical Properties & Upgrades Real Time IT & Technology Analytics & Tools People & Culture Organizational Passion for continuous Design & Staffing improvement 6

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

③ AIR Edge emphasis on productivity drives NOI margin performance…

Negative 10 bps growth CAGR in Same Store COE measured over more than a decade[1]

Peer-leading Same Store NOI Margin over 18 consecutive quarters

Same Store COE Growth (%)[1][2]


100.0
100.1
98.3
95.7
95.1
95.7
98.1
99.9
98.6
100.6
100.6
99.5
99.2
Indexed to 2009
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

5-Year COE Growth CAGR (%)


-0.1%
1.6%
2.1%
AIR

1-Year COE Growth CAGR (%)


-0.3%
1.4%
4.0%
AIR

Same Store NOI Margin (%)[2][3]


AIR
(3)
73.7%
69.0%
65.4%
2016
2017
2018
2019
2020
2021

AIR Communities | Coastal Peer Avg. | Sunbelt Peer Avg.

(1) Controllable operating expense ("COE") defined as total same-store operating expenses less taxes, insurance, and utilities. Based on reported full year financials for 2009-2021.
(2) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(3) Same Store NOI Margin for Q4 2021 is presented net of $5.2M of utility reimbursements. Historical data is presented net of utility reimbursements as well. AIR views this metric as the best measure of real estate profitability given utility costs are a pass-through to the resident.

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AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

③ ...with resulting margin advantage compounding over time, driving significant flow-through

Same Store NOI Margin outperformance has resulted in ~480 bps growth above the peer average since 2016[(1)]

~7% higher revenue required by coastal peers[(1)], on average, to equal AIR's cash flow conversion

Compounded Same Store NOI Growth[(1)] (Indexed to 2016)


AIR
109.3
104.5
98.3
2021 YoY SSNOI Growth
1.6%
AIR
Peer Avg.
-0.8%
Accelerating NOI growth out of COVID with 2022 guidance at the top of the peer group(1)
2016
2017
2018
2019
2020
2021

Same Store Revenue Conversion to Cash Flow (%)[(2)]


64.7%
60.6%
55.9%
AIR

AIR Communities | Coastal Peer Avg. | Sunbelt Peer Avg.

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(2) Reflects 2021 financials as reported in company filings. Cash flow conversion defined as Same Store NOI Margin less net property management and G&A expense, and divided by Same Store Revenue. Please see appendix for additional detail.

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AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

④ We employ a highly disciplined approach to capital allocation

- **Our weighted average cost of capital ("WACC") implicit in our internal GAV expressed as an unlevered IRR is ~6%**
- **A substantial spread to our WACC, generally ~200+ bps of IRR or more, is required for all investment activity**
- **Each transaction is recommended first by our Investment Committee, then decided by our independent directors**
  - Our Investment Committee – chaired by John McGrath – includes AIR's executive leadership team

External Growth

- **Framework for assessing quality of target opportunities:**
  - *Markets:* Expected growth in local economies, submarket supply constraints, and predictable laws and regulations
  - *Portfolio:* Diversification across markets, type, and price point
  - *Rents:* Relative to local market averages
  - *Operations*: Ability to drive higher growth through the AIR Edge, especially when first added to our platform
- **Acquisitions must be accretive to near-term FFO**
  - Underwriting reflects deployment of the AIR Edge to ensure performance levels and returns are achieved
- **We will use leverage only within our targeted range of ~5.0x to ~6.0x**

Capital Enhancements

- **Invest where the expected rent premium (relative to market) drives long-term value**
- **Long-term IRR target of ~10% on average**
  - Equates to >10% yield

We aim to source capital from the broadest range, and develop a menu of low-cost options for AIR

Debt

- Secured debt
- Bank debt: line of credit and term loans
- Corporate debt: private and public

Equity

- Sale of lower rated properties
- Sale of JV interest(s)
- Issuance of common shares / OP units

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The most efficient and most effective way to allocate capital to multi-family real estate 4 Investment results demonstrates the value of the AIR Edge (1) • Recent deals were underwritten at an average 14% incremental NOI CAGR created by AIR operations • Unlevered IRRs were at significant spreads to our weighted average cost of capital Potential for a ~30% uplift in property value after generating (2) ~14% incremental NOI CAGR over two year periods 24% 15% 13% 20% 11% 10% 14% 7% 4% 4% 3% 1% Bent Tree (3) Philadelphia (3) City Center (4) DC Portfolio (4) Unlevered IRR 10% 8% 9% 9% AIR Projected Market NOI CAGR Excess NOI CAGR (1) Reflects underwritten 2-year NOI CAGR for each respective transaction adjusted for (i) cost of capital to fund improvements and (ii) expected market growth. Total weighted average NOI CAGR for the acquisitions included in this analysis would be 20%. (2) Assumes an acquisition at an illustrative 4% cap rate with NOI grown at an incremental 14% (already net of capital) over two years. (3) Market NOI CAGR for Bent Tree and Philadelphia per Costar. (4) Market NOI CAGR estimates for City Center and DC Portfolio per GSA Apartment Market Snapshot 2022-2025 projected NOI growth estimates (City Center as of June 2021, and DC Portfolio as of 10 September 2021).

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

⑤ Our Board has depth in expertise, and reflects a best in class approach to governance

Governance Highlights

- ✓ **Refreshed Board with five new independent directors in the last two years, with eight (of nine) independent**
  - Diverse and relevant expertise
  - Average independent director tenure of 3.5 years, and age of 62
  - Directors elected annually
  - Separated position of Chairman and CEO
- ✓ **Cannot stagger the Board without shareholder approval**
- ✓ **Shareholder proxy access and ability to call special meetings**
- ✓ **Majority vote standard (including director resignation in a majority against vote)**
- ✓ **Strong alignment by Management through "at risk" compensation and required stock ownership**
  - 90% of CEO compensation linked to performance with 100% of LTI based on 3-year forward relative TSR performance
  - Other executives have 66% of LTI "at risk" based on the same 3-year forward relative TSR
- ✓ **97% favorable on Say on Pay in 2021**

Board Awards

WOMEN'S FORUM OF NEW YORK

Recognized by the Women's Forum of New York for having at least 30% of Board seats held by women boardbound BY WOMEN'S LEADERSHIP FOUNDATION

Recipient of Corporate Salute Award from Boardbound by Women's Leadership Foundation for having three or more board seats held by women

Newly Elected Directors



Kristin R. Finney-Cooke, CAIA

Ms. Finney-Cooke has enjoyed a 23-year career in investment management and is currently a Managing Director in JP Morgan Multi Asset Solutions Group. For the prior 11 years, Ms. Finney-Cooke was a Senior Consultant at NEPC, providing advice to large asset pools on investment policy, asset-liability modeling, asset allocation, manager selection, and monitoring.



Thomas N. Bohjalian, CFA

Mr. Bohjalian has over 30 years of real estate and finance experience. In June of 2021, Mr. Bohjalian retired from Cohen & Steers where he was Executive VP / Senior Portfolio Manager, the Head of US Real Estate and Trading departments, and responsible for investment decisions for $40B of the firm's assets.



Margarita Paláu-Hernández

Ms. Paláu-Hernández is the founder and Chief Executive Officer of Hernández Ventures, a privately held enterprise involved in Spanish-language media, business, and real estate ventures. In September of 2018, she was nominated to serve as a Representative of the United States of America to the Seventy-third Session of the General Assembly of the United Nations with the personal rank of Ambassador.

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AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

⑤ Exceptional, long-tenured Management team strengthened with new talent

Strong Management Alignment

- ✓ **90% of CEO compensation linked to performance with 100% of LTI based on 3-year forward relative TSR performance**
  - Other AIR executives have 66% of LTI "at risk" based on the same 3-year forward relative TSR
- ✓ **Required stock ownership of >5x base salary for our CEO, President, and CFO, and 4x for other executive officers**
- ✓ **Peer leading "Say on Pay" performance over the last decade with 97% "Say on Pay" approval in 2021**
  - Highest support among multi-family peers over last five years

Director & Chief Executive Officer



Terry Considine
51+ Years AIR Experience

President & General Counsel



Lisa Cohn
19+ Years of AIR Experience

President, Property Operations



Keith Kimmel
20+ Years of AIR Experience

Executive Vice President & Chief Financial Officer



Paul Beldin
13+ Years of AIR Experience

Core of executive management has spent the last 14+ years working together

Senior Vice President, Chief Corporate Responsibility Officer



Patti Shwayder
19+ Years AIR Experience

Executive Vice President, Strategy, Capital Allocation, & Co-CIO



John McGrath
6+ Years of AIR Experience

Executive Vice President, Co-CIO



Joshua Minix
Joined Q3 2021

Senior Vice President, Capital Markets



Matthew O'Grady
Joined Q4 2021

Identified gaps and strengthened ourselves with new talent to support transactions and external growth

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AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

⑤ CEO's commitment to G&A efficiency demonstrates further alignment with shareholders

CEO Compensation Background

- **At the Separation, the Board determined that cost efficiency was an integral part of the investor offering**
  - 15 bps of GAV (based on GSA benchmarking) was determined to be best in class for a pure-play multi-family REIT
- **The CEO volunteered to reduce his compensation, if need be, so the market could underwrite overhead with certainty**
  - No other REIT where the CEO has backstopped a G&A target
  - Our CEO remains aligned through material equity holdings
  - Narrow impact allowed for the organization to continue spending for talent, and limited potential for broader impact to morale
  - No room for "gamesmanship" with the definition of G&A *expanded* from GAAP definition, no "make-ups", and Board approval required for external growth
  - $2.5M reduction of CEO compensation in 2021
    - Not anticipated in 2022 and future years

Summary G&A Calculation

*2021 GAV: $13.3B x 15 bps = **$20M Target G&A***


$22.5M
($2.5M)
$20M
2021 G&A Expense
Expense Reduction
2021 G&A: Actual

GAV Methodology:

Market-level cap rates applied to budgeted NOI, and validated by comparison to GSA expectations

- Adjustments for any recent acquisitions or dispositions
- Use average of quarter-end measurements

Simple, repeatable methodology driven by (i) third party cap rates and (ii) budgeted property NOI

G&A Definition:

G&A definition starts with consolidated amounts per GAAP,

- (+) property management fees in excess of 3%;
- (+) depreciation on corporate related non real-estate assets; and
- (-) fee income on JVs

Conservative approach that picks up additional expense

- GSA measures G&A at ~12 bps of GAV prospectively[1]

(1) GSA's methodology differs from AIR. GSA estimates G&A expenses based on a forward 12-month estimate based on company provided guidance, historical trends, and professional judgment, which is compared to a spot estimate of GAV.

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AIR COMMUNITIES

The most efficient and most effective way to allocate capital to multi-family real estate

⑥ Highly attractive valuation for AIR on an absolute and relative basis

- **Common equity not currently an attractive source of capital for near-term growth**
  - Property sales and/or joint ventures expected to provide the most attractive WACC
  - We will not pursue investments unless accretive to near-term FFO, and at a substantial IRR spread to our WACC



Premium / (Discount) to(1)(2)
Gross Asset Value
Net Asset Value
-11.4%
-8.1%
-4.5%
-15.9%
-10.2%
-5.4%
Implied Trading Metrics(1)(2)
Implied Cap Rate (%)
2022E FFO (x)
4.2%
4.0%
3.9%
22.0x
24.7x
26.4x
AIR
Coastal Peers
Sunbelt Peers
AIR Communities
Coastal Peers
Sunbelt Peers

Attractive Dividend[3]

- Target payout ratio at ~75% of FFO
- ~3.4% dividend yield compares to a peer average of ~2.5%
- Benefits tax sensitive investors with ~67% of its 2021 dividend characterized as return of capital, and ~33% as capital gain

(1) Per GSA and S&P Cap IQ as of 3/3/2022.
(2) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(3) AIR characterized ~67% of its 2021 dividend as return of capital, and ~33% as capital gain. Peers averaged ~62% ordinary income and ~28% capital gain during the same time period.

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21 Fitzsimons Appendix Aurora, CO

Palazzo West A 2022 Outlook & Guidance Los Angeles, CA

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Full Year 2022 Guidance

($ Amounts represent AIR Share)	2022 Range		2021
	Low End	High End	Actual
Same Store Operating Components of NAREIT FFO			
(1) Revenue change compared to prior year	8.9%	9.9%	1.7%
(2) Expense change compared to prior year	3.0%	2.0%	2.0%
NOI change compared to prior year	**11.0%**	**13.0%**	**1.6%**
Offsite Costs			
General and administrative expenses[(1)]	~$17M		$20M
Other Earnings			
Lease income[(2)]	~$30M		$27M
Value of property acquisitions	~$500M		$726M
Proceeds from dispositions of real estate, net	~$774M		$880M
AIR Share of Capital Investments			
Capital Enhancements	$90M	$110M	$80M
Balance Sheet			
Year-end Net Leverage to Adjusted EBITDAre	~5.5x		5.3x[(3)]
Pro Forma FFO per share	**$2.36**	**$2.44**	**$2.14**

(1) Same Store Revenue anticipated to grow by 9.4% at the midpoint:

- 1.1% ADO growth, which assumes ADO consistent with 2H 2021 result of 97.3%
- 6.0% rental rate growth based on the year-end 2021 rent roll and embedded loss-to-lease
- 2.3% from other factors, including incremental market rate growth and lower bad debt expense.

(2) Same Store Expense anticipated to increase by 2.5% at the midpoint:

- Controllable operating expenses are expected to be flat, consistent with 2021 results
- Since 2008, AIR's controllable operating expenses have declined at a compound average annual growth rate of negative 10 bps

(1) For the purposes of this presentation, general and administrative expenses are defined as follows:
- All costs reported, in accordance with GAAP, as G&A expenses in our consolidated statements of operations;
- Plus amortization of capitalized costs of corporate related non-real estate assets (included as "depreciation and amortization related to non-real estate assets" in Supplemental Schedule 2a for 2021 and now included in GAAP G&A);
- Reduced, in 2021 and 2022, by $5.8M of payments from AIV while our CEO was working to establish AIV as an independent company;
- Plus property management costs in excess of 3% of property revenues to eliminate any distortion from allocation of costs away from G&A expenses to property expenses; and
- Less asset management fees from JVs earned by providing oversight services similar to G&A services provided to AIR.
- Additionally, our CEO volunteered to reduce his annual compensation (without any future "make-up") so that G&A expenses, as defined above, would be less than 15 bps of GAV. We consider AIR's positioning with low property operating costs and a low cost of investment management to be an important feature for investors. Our CEO reasoned that he alone should bear the burden of this cost reduction in order to be able to (i) continuing attract talent for AIR's long-term success and (ii) avoid any potential impact to morale at AIR from lower compensation. As property values have recovered from COVID's impact, GAV has increased sufficiently so that the reduction of CEO compensation is not likely to be required in future years.

(2) Presented net of FFO and Pro forma FFO adjustments.

(3) Metric pro forma for (i) $507M of January sales and (ii) the planned use of net proceeds from five properties under contract for $267M. Net Leverage is adjusted for the $534M note receivable from AIV.

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The most efficient and most effective way to allocate capital to multi-family real estate Full Year 2022 Guidance: Change in Pro Forma FFO per Share $0.30 $0.45 $0.14 $2.40 $0.02 $0.29 $2.14 2021 FFO Same Store Acquisitions Interest Dispositions Other 2022 FFO per Share Portfolio Savings per Share (Actual) Growth (Midpoint) 18

Waterways Village B Committed to Corporate Responsibility Aventura, FL

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Significant progress in building on our longstanding commitment to corporate responsibility

- **Board Nominating and Governance Committee reconstituted as the *Governance and Corporate Responsibility Committee* with responsibility expanded to include ESG strategy and oversight**
- **Patti Shwayder appointed Chief Corporate Responsibility Officer to refine how ESG is embedded and tracked at AIR**
  - 19-year veteran of AIR, and reporting directly to the CEO
- **Corporate Responsibility Report published annually**

AIR ESG Highlights

Environmental

- Benchmarking to GRESB
- Aligned with U.N. Sustainability Goals
- Established targets for energy, water and greenhouse gas reductions by 2025
- Certifying buildings
- Performing physical and transition risk analysis on the portfolio and new acquisitions
- Smart home technology to conserve energy and water use / monitor for leaks and other issues
- Disaster preparedness and proactive upgrades

Social

- AIR Gives Volunteer program
- Commitment to service
- Good Neighbor policies
- Professional training
- Internal promotion focus
- Healthcare and benefits, including industry leading parental leave
- Flexible work hours
- Benefits for teammates deployed on active duty
- Support for teammates seeking U.S. citizenship
- Scholarships for teammates and students living in affordable housing
- Support for teammates facing unexpected crises

Governance

- Corporate ESG policies
- Strict adherence to Code of Conduct and Ethics
- Transparency to shareholders and the public
- Corporate Responsibility Task Force reporting to CEO
- Vendor and Supplier Code of Conduct to include ESG and adherence to ethics, health and safety measures.
- Board diverse in gender, background, and experience
- Board review of political and nonprofit contributions

GRESB REAL ESTATE | SUSTAINALYTICS a Morningstar company

- **Participant in Global Real Estate Sustainability Benchmark ("GRESB") in 2020 and 2021**
  - 21% improvement in 2021
  - Perfect score in the 'social' metrics, and a near perfect score in 'governance'
- **"Low Risk" rating by Sustainalytics**
- **Ongoing dialogue with more than two-thirds of stockholders annually to collect feedback on ESG, among other topics**

"We believe our work is more than a business. It's also a mission to serve others. We are committed to further progress on the achievement, measurement, and reporting of our ESG goals."

-Terry Considine, CEO, AIR Communities

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AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

We invest in our communities to create superior experiences for our residents…

CSAT Scores[1]


AIR CSAT Score
Kingsley Index
4.27
4.27
4.30
4.30
4.33
4.06
4.00
4.09
4.12
4.05
2017
2018
2019
2020
2021

- **AIR is home to 55K+ residents across the US**
- **In 2020, AIR created a Resident Healthy Living Guide customized for each property to help support our residents live a healthy, balanced lifestyle**
- **Our CSAT scores increased in 2021 while the Kingsley Index decreased**

and to provide a great workplace for our 750+ teammates

- **Recognition by Energage as a Top Workplace in the US**
  - One of only six companies to be recognized as a Denver Post Top Workplace for nine consecutive years
  - Top Workplace recognition also received in the San Francisco Bay Area and Washington, D.C.
- **AIR Gives provides teammates with 15 paid hours each year to apply to volunteer activities of their choosing, and matches charitable giving up to $15 per hour volunteered**


TOP WORK PLACES 2013
TOP WORK PLACES 2014
TOP WORK PLACES 2015
TOP WORK PLACES 2016
TOP WORK PLACES 2017
TOP WORK PLACES 2018
TOP WORK PLACES 2019
TOP WORK PLACES 2020
TOP WORK PLACES 2021

Highly Engaged Team



Nationwide team engagement score in 2021 was **4.35** (out of 5 stars).

AIR Gives

$1,305,000	$67,500+	$412,000
AIR Gives scholarship funds to 630 children of teammates since 2006	AIR Gives scholarship funds to 26 students in 2020	Raised in 2021 benefiting veterans and providing scholarships for students in affordable housing

(1) AIR CSAT score based on ~45K resident responses in 2021. The Kingsley Index is a proprietary index representing the industry standard for measuring customer satisfaction in the multi-family sector.

21

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

And we are committed to making our environmental impacts positive

- **Smart home technology installed in substantially all properties to manage energy and water usage, and provide early detection of wasteful use for loss control**
- **$16.7M invested in energy conservation between 2018-2020 driving an estimated $5.6M of cost savings in 2020**

Clean Energy

- EV charging stations being installed across the portfolio
- Electric golf carts for leasing and service teams
- Actively testing potential solar energy and fuel cell installations as substitutes for high-cost gas and electric utilities

Energy Efficiency

- Tracking whole building performance data for 66% of the portfolio in ENERGY STAR
- High efficiency LED lighting in nearly all communities
- Weatherization projects to reduce heat/cooling loss; central monitoring of HVAC
- Conversion of all central plant heating equipment to natural gas

Water Conservation

- Low flow plumbing has been standard for the last decade
- Water leak sensors integrated as part of the SmartRent solution
- All communities in California, Denver, and other arid locations have smart irrigation systems installed

Climate Risk & Resilience

- Disaster preparedness program that prepares and provides a guide for all site teams should a wildfire, hurricane, earthquake, or other natural disaster occur
- Proactive renovations to include protections for storm and other impacts (e.g., Flamingo Point)
- Excellent bottom line metric is that casualty claims are rare

6,690,852
Therms of natural gas conserved

235,005,148
kWh of electricity saved through efficient fixtures

923,922,393
Gallons of water saved through efficiency

169,730
Metric tons of GHG emissions avoided

22

Township Residences C Additional AIR Background Centennial, CO

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Apartment Income REIT Corp. ("AIR") Company Snapshot


Bay Parc
Miami, FL

78
# of Properties[1]

25,618
# of Units[1]

14.3%
4Q 2021 Same Store NOI Growth

$2,459
4Q 2021 Same Store Average Revenue per Unit

98.1%
4Q 2021 Same Store Average Daily Occupancy

73.7%
4Q 2021 Same Store NOI Margin[2]

46% / 54%
Class A / B Properties[1][3]

5.3x
Net Leverage to EBITDA[4]

$1.80
2022 Expected Dividend per Share

Note: Reflects Q4 2021 portfolio metrics, unless noted.

(1) Reflects AIR's 65 properties in Same Store, nine in Other Real Estate, and four properties leased to Apartment Investment and Management Company ("Aimco" or "AIV"). Held for Sale properties are expected to be sold in Q1 2022.

(2) Same Store NOI Margin is presented net of $5.2M of utility reimbursements. AIR views this metric as the best measure of real estate profitability given utility costs are a pass-through to the resident.

(3) Metric reflects percentage contribution of Q4 2021 NOI. AIR classifies as "A" quality those communities with rents greater than 125% of local market average, as "B" quality those with rents between 90% and 125% of local market average, and as "C" quality those with rents lower than 90% of local market average. 12% of NOI is classified as "C" quality and is included within "B" for presentation purposes.

(4) Metric pro forma for (i) $507M of January sales and (ii) the planned use of net proceeds from five properties under contract for $267M. Net Leverage is adjusted for the $534M note receivable from AIV.

24

AIR | COMMUNITIES

The most efficient and most effective way to allocate capital to multi-family real estate

AIR is a pure-play REIT with one of the largest, highest quality multi-family portfolios in the US

- Diversified across eight core markets by type, location, and price point

Bay Area

# Units @ Share	1,657
% Q4 21 AIR NOI	8.8%
A / B Mix by NOI	33% / 67%

Los Angeles

# Units @ Share	3,498
% Q4 21 AIR NOI	20.8%
A / B Mix by NOI	76% / 24%

San Diego

# Units @ Share	2,876
% Q4 21 AIR NOI	12.7%
A / B Mix by NOI	7% / 93%

Denver

# Units @ Share	1,987
% Q4 21 AIR NOI	7.6%
A / B Mix by NOI	27% / 73%



2022 Rental Growth Expectations

Double Digit | High Single Digit | Mid Single Digit

Boston

# Units @ Share	2,462
% Q4 21 AIR NOI	10.9%
A / B Mix by NOI	29% / 71%

Philadelphia

# Units @ Share	2,669
% Q4 21 AIR NOI	11.4%
A / B Mix by NOI	95% / 5%

Greater D.C.

# Units @ Share	4,223
% Q4 21 AIR NOI	13.7%
A / B Mix by NOI	17% / 83%

South Florida

# Units @ Share	2,425
% Q4 21 AIR NOI	9.7%
A / B Mix by NOI	60% / 40%

Other Markets[3]

# Units @ Share	1,494
% Q4 21 AIR NOI	4.4%
A / B Mix by NOI	44% / 56%

Additional Portfolio Highlights

- AIR NOI (Class A / B)[1] = 46% / 54%
- Q4 2021 Same Store Metrics (Class A / B):
  - Resident Turnover: 39.9% / 39.6%
  - Rent-to-Income Ratio: 18.7% / 21.2%

Note: Reflects Q4 2021 total portfolio data, unless noted.

(1) Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.

(2) Metric reflects percentage contribution of Q4 2021 NOI. AIR classifies as “A” quality those communities with rents greater than 125% of local market average, as “B” quality those with rents between 90% and 125% of local market average, and as “C” quality those with rents lower than 90% of local market average. 12% of NOI is classified as “C” quality and is included within “B” for presentation purposes.

(3) Other Markets include Atlanta, Minneapolis and New York.

25

The most efficient and most effective way to allocate capital to multi-family real estate Capitalizing on accelerating demand with rents increasing across all markets • Low-teens loss-to-lease provides tailwind for balance of 2022 Change In Signed Lease Rates (%) Average Daily Occupancy (%) Q1 2021 Q2 2021 Q3 2021 Q4 2021 Jan 2022 Feb 2022 95.5% 95.4% 96.5% 98.1% 98.4% 98.4% 18.1% 13.9% 13.5% 13.4% 13.0% 12.8% 12.0% 11.2% 11.1% 11.0% 10.3% 9.2% 5.2% 3.7% 2.6% 2.1% -2.1% -5.8% New Leases Renewals Wtd. Avg. (1) Controllable operating expense (“COE”) defined as total same-store operating expenses less taxes, insurance, and utilities. Based on reported full year financials for 2010-2021. 26 (2) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

NOI margin remains at the top of our peer group even where utility reimbursements are considered as rental revenue

- AIR is committed to driving market leading operating efficiencies across all KPIs

- **Strong NOI margin performance inclusive of utility reimbursements in property revenue**
  - ~280 bps impact to NOI margin including $5.2M of utility reimbursements in Q4 2021
- **AIR has historically excluded utility reimbursements given their pass-through nature, with the view they are better considered as a contra-expense**

Q4 2021 Same Store NOI Margin (incl. Utility Reimbursements)(1)


73.7%
70.9%
69.7%
69.6%
69.2%
67.5%
66.6%
64.2%
Peer Average: 67.8%
Reported
Adjusted
ESS
UDR
AVB
EQR
CPT
MAA
AIR COMMUNITIES

(1) AIR Adjusted reflects a $5.2M add back to Same Store Revenue and Same Store Operating Expense. CPT, EQR, ESS, and MAA include utility reimbursements in total revenue. Utility reimbursements are assumed to be included in UDR's financials given the immaterial difference in revenue as reported under GAAP vs. non-GAAP. AVB includes utility reimbursements as an offset to expense, but does not break out the amount and so NOI Margin is presented as reported.

27

The most efficient and most effective way to allocate capital to multi-family real estate (1) Calculation of Same Store Revenue to Cash Flow Conversion AIR ESS UDR AVB EQR MAA CPT ($ in 000s, unless noted) Same Store Revenue $525,436 $1,288,238 $1,160,938 $2,046,173 $2,342,257 $1,702,741 $971,872 Same Store NOI $379,042 $891,404 $790,498 $1,370,282 $1,538,262 $1,064,308 $620,662 Same Store NOI Margin (%) 72% 69% 68% 67% 66% 63% 64% Property Management (Net) (25,241) (27,050) (32,438) (98,646) (98,155) (55,732) (20,318) General & Administrative (14,087) (51,838) (57,541) (69,611) (56,506) (52,884) (59,368) Revenue Converted to Cash Flow $339,714 $812,516 $700,519 $1,202,025 $1,383,601 $955,692 $540,976 Same Store Revenue Conversion % 65% 63% 60% 59% 59% 56% 56% 60% 56% Ave rage Ave rage AIR Communities Coastal Peer Avg. Sunbelt Peer Avg. (1) Reflects 2021 financials as reported in company filings. Cash flow conversion defined as Same Store NOI Margin less net property management and G&A expense, and divided by Same Store Revenue. 28 Please see appendix for additional detail.

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Capital enhancements drive additional long-term value creation for our portfolio

- Invest only where expected rent premium generates a long-term IRR of ~10% on average
- Generally equates to >10% yield on cost

2022 Capital Enhancement Commentary

- **Increase over 2021 driven primarily by:**
  - Investment in energy projects at four properties in California to secure lower cost, environmentally friendly energy; and
  - Accelerated K&B work at Flamingo Center Tower and Bay Parc to gain incremental rent growth in the booming Miami market
  - Both projects expected to improve property quality and long-term financial performance
- **Balance of Capital Enhancement lower than 2021, but consistent with the typical cadence of unit upgrade activity**
- **Substantial capital being invested across our portfolio in efficiency, conservation, and safety projects (*e.g.*, water meters, EV chargers, access points, etc.)**
  - Increased resident satisfaction, reduced costs, and lower insurance premiums

2022 Capital Enhancement Guidance: ~$90M to ~$110M

Short Life	Long Life	Fashion Risk

- Capital Enhancement underwritten based on a useful life range of ~5 to ~20 years with an average of 10 years
- No growth assumed in expected rent premium
- Residual value assumed only with K&B upgrades, where the rent premium continues after ten years, as confirmed by experience, but is valued at a 100 bps spread to a market cap rate
- Obsolescence / fashion risk addressed through design processes focused on long-term resident tastes and preferences
- Historical experience as to which upgrades have continuing value beyond underwritten useful life

(1) Capital enhancements ("CE") may include kitchen and bath remodeling; energy conservation projects; and investments in longer-lived materials designed to reduce costs. CE does not significantly disrupt property operations.

29

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Financial risk reduced by a flexible, low leverage balance sheet

Balance Sheet Highlights

- **De-leveraging fully achieved at 5.3x Net Leverage to EBITDA[1]**
- **2.6% weighted average cost of debt and 6.5 year weighted average maturity[1][2]**
  - Net weighted average cost of 2.0% adjusting for the AIV note receivable
- **$366M of available liquidity 12/31/2021**
  - $81M cash and restricted cash at share
  - $285M capacity on our line of credit
- **Limited near-term debt maturities**
  - Significant cushion under LoC covenants
- **Committed to using proceeds from repayment of AIV's note receivable at maturity to reduce debt**
- **Flexibility to approach public bond market when doing so makes sense**

BBB/Stable S&P Global Ratings

5.5x Target Net Leverage to EBITDA[1]

$8.4B Unencumbered Asset Pool

16% Net Leverage to GAV[3]

Debt Maturity Profile ($M)[1][2]


$53
$378
$89
$886
$344
$128
$94
$84
$144
$229
$67
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032+

(1) Metric pro forma for (i) $507M of January sales and (ii) the planned use of net proceeds from five properties under contract for $267M. Net Leverage is adjusted for the $534M note receivable from AIV.
(2) Weighted average metrics assume exercise of all extension options and a weighted average maturity of approximately ten years for preferred equity. Interest rates are based on data measured as of 12/31/2021, and so may change quarter-over-quarter.
(3) Reflects AIR total asset value assuming GSA NAV per share of $62.51.

30

The most efficient and most effective way to allocate capital to multi-family real estate Strategic partnerships provide an attractive capital source in today’s market Strategic Partnerships Overview Existing Partnerships • Significant depth of institutional interest in US multifamily • Our two existing JVs were highly strategic, and allowed AIR continues to drive a meaningful public-private differential to redeploy capital into accretive uses with respect to asset pricing • California JV • AIR has formed and will continue to evaluate potential JVs – $2.4B transaction across 12 properties in California as a path to improve our portfolio by selling down interests in selected properties and securing a favorable cost of – 39% interest sold in exchange for (i) $461M proceeds, (ii) capital $24M for redevelopment, and (iii) $475M of property debt assumption – Limited number of partners expected given our focus on building strategic relationships (but likely more than two) – Pricing validated property values at the height of COVID • JVs add some complexity; our reporting will be transparent – Reduced exposure to California and proportional • Blackstone JV • We are comfortable with the trade-off where AIR: – $510M transaction across three properties in Virginia – Retains GP and operating control on attractive terms; and – $408M in proceeds in exchange for an 80% interest – Can redeploy the capital accretively, and drive incremental growth in FFO for shareholders – Allowed AIR to trade into relatively higher growth properties within attractive DC submarkets • AIR is committed to a simple, efficient business model… full stop 31

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

AIR and AIV are independent, and operate as such

- **Given the shared history and relationship as described below, great care is taken that any transactions between the two companies are commercially reasonable, and on market terms**
- **The AIR-AIV Transactions Committee is responsible for reviewing all transactions involving AIV, and is comprised of three independent directors – Thomas Keltner, Nina Tran, and John Rayis**

AIV Note Receivable

- **$534M note receivable from AIV**
  - 5.2% interest rate per annum
  - 1/31/2024 maturity and lock-out date
  - Customary protections for AIR on property sales, debt issuances, casualty loss, etc.
- **AIR has committed to use proceeds of debt repayment to reduce outstanding debt**

AIR Service Agreements

- **Property Management**
  - Market-based contract for AIR on AIV-owned properties renewable annually
  - Terminable at any time on 60-days' notice without fee or penalty
- **Master Services**
  - Administrative and support services by AIR charged at fully-burdened cost with no additional margin
  - Terminable by AIR after 12/31/2023 on 60-days' notice; terminable by AIV at any time

Master Leasing Agreement

- **Properties leased by AIV: Flamingo North, Prism, The Fremont and 707 Leahy**
  - Lease payments to AIR based on FMV and determined at inception
- **At stabilization after redevelopment by AIV:**
  - *AIV* has the option to terminate the lease on each property
  - *AIR* then has the right to acquire the improvements at a 5% discount to FMV; or
  - *AIV* may (i) acquire the fee or (ii) cause a sale to a third party (*AIR* would receive consideration based on the FMV of the fee prior to redevelopment at lease inception with the balance to *AIV*)
- **All four properties approaching stabilization over 2022 and 2023**
- **No obligation to lease additional properties to AIV**
  - Master Leasing Agreement expires in June 2022
  - AIV is one of several strategic partners – future projects may be considered if value enhancing for AIR shareholders
- **Additional AIR rights to limit conflicts:**
  - Purchase Option at FMV on stabilized properties owned by AIV; and
  - ROFO on stabilized properties where AIV is under contract to purchase (AIV receives a 1% fee on GAV if AIR exercises)

32

The most efficient and most effective way to allocate capital to multi-family real estate Forward-Looking Statements / Non-GAAP Measures This presentation contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding projected results and specifically forecasts of 2022 results, including but not limited to: Pro forma FFO and selected components thereof; AIR’s ability to maintain current or meet projected occupancy, rental rate, and property operating results; operating performance of acquisition communities; expectations regarding dispositions and the use of proceeds thereof; expectations regarding acquisitions; and liquidity and leverage metrics. We caution investors not to place undue reliance on any such forward-looking statements. These forward-looking statements are based on management’s judgment as of this date, which is subject to risks and uncertainties. Risks and uncertainties that could cause actual results to differ materially from our expectations include, but are not limited to, those described from time to time in filings by AIR with the Securities and Exchange Commission (“SEC”), including in the section entitled “Risk Factors” in Item 1A of AIR’s Annual Report on Form 10-K for the year ended December 31, 2021, and the “Risk Factors” section of registration statements filed with the Securities and Exchange Commission. Readers should carefully review AIRs financial statements and the notes thereto, as well as the documents AIR files from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These forward-looking statements reflect management’s judgment as of this date, and AIR assumes no obligation to revise or update them to reflect future events or circumstances. 33